                                                                    Exhibit 10.6



                                LOUDCLOUD, INC.





                Amended and Restated Investor Rights Agreement




                                 June 23, 2000

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
SECTION 1.    GENERAL.........................................................   1

       1.1    Definitions.....................................................   1

SECTION 2.    REGISTRATION; RESTRICTIONS ON TRANSFER..........................   3

       2.1    Restrictions on Transfer........................................   3
       2.2    This Section 2.2 is intentionally left blank....................   4
       2.3    Piggyback Registrations.........................................   4
       2.4    Form S-3 Registration...........................................   5
       2.5    Expenses of Registration........................................   6
       2.6    Obligations of the Company......................................   7
       2.7    Termination of Registration Rights..............................   8
       2.8    Delay of Registration; Furnishing Information...................   8
       2.9    Indemnification.................................................   8
       2.10   Assignment of Registration Rights...............................  11
       2.11   Amendment of Registration Rights................................  11
       2.12   Limitation on Subsequent Registration Rights....................  11
       2.13   "Market Stand-Off" Agreement; Agreement to Furnish Information..  12
       2.14   Rule 144 Reporting..............................................  12

SECTION 3.    COVENANTS OF THE COMPANY                                          13

       3.1    Basic Financial Information and Reporting.......................  13
       3.2    Inspection Rights...............................................  14
       3.3    Confidentiality of Records......................................  14
       3.4    Reservation of Common Stock.....................................  14
       3.5    Proprietary Information and Inventions Agreement................  14
       3.6    Corporate Governance............................................  14
       3.7    Section 1202 Compliance.........................................  14
       3.8    Termination of Covenants........................................  16
       3.9    Directors and Officers Indemnification..........................  16

SECTION 4.    RIGHTS OF PARTICIPATION                                           17

       4.1    Subsequent Offerings............................................  17
       4.2    Exercise of Rights..............................................  17
       4.3    Issuance of Equity Securities to Other Persons..................  17
       4.4    Termination of Rights of Participation..........................  18
       4.5    Transfer of Rights of Participation.............................  18
       4.6    Excluded Securities.............................................  18

SECTION 5.    MISCELLANEOUS...................................................  19

       5.1    Governing Law...................................................  19
       5.2    Survival........................................................  19


                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----
       5.3  Successors and Assigns..........................................  19
       5.4  Entire Agreement................................................  19
       5.5  Amendment and Waiver............................................  19
       5.6  Notices, Etc....................................................  20
       5.7  Delays or Omissions.............................................  20
       5.8  Counterparts....................................................  20
       5.9  Severability....................................................  20
      5.10  Aggregation of Stock............................................  20

                                LOUDCLOUD, INC.

                           INVESTOR RIGHTS AGREEMENT

     This Amended and Restated Investor Rights Agreement (the "Agreement") is entered into as of the 23rd day of June, 2000, by and among Loudcloud, Inc., a Delaware corporation (the "Company"), the investors set forth on Exhibit A hereto (collectively the "Investors" and each individually as an "Investor") and, with respect to Section 2 only, certain existing stockholders of the Company set forth on Exhibit B hereto (collectively the "Founders" and each individually a "Founder").

                                   RECITALS

     WHEREAS, certain investors possess information rights, rights of first offer and registration rights granted under that certain Amended and Restated Investor Rights Agreement dated as of November 24, 1999 (the "Prior Agreement") between the Company, the Investors named therein (the "Prior Holders") and the Founders;

     WHEREAS, the Company desires certain persons to purchase shares of the Company's Series C Preferred Stock pursuant to that certain Series C Preferred Stock Purchase Agreement (the "Series C Agreement") of even date herewith;

     WHEREAS, the Prior Holders and the Founders desire to amend and restate the Prior Agreement and to accept the rights created herein in lieu of rights provided by the Prior Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the Company, the Prior Holders and the Founders agree that the Prior Agreement is terminated and superseded in its entirety by this Agreement, and all parties hereto further agree as follows:

SECTION 1.  GENERAL

     1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          "Holder" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

          "Initial Offering" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act, which is either the subject of a firm underwriting commitment or an on-line offering pursuant to the Dutch-auction process.

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable Securities" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) Common Stock of the Company issued or issuable upon conversion of shares held by the Founders and their permitted assigns and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

          "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "SEC" or "Commission" means the United States Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

          "Shares" shall mean the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by the Investors listed on Exhibit A hereto and their permitted assigns.

SECTION 2.  REGISTRATION; RESTRICTIONS ON TRANSFER

       2.1  Restrictions on Transfer

            (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                 (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                 (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 under the Securities Act except in unusual circumstances.

                 (iii)  Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder to its affiliates or by a Holder which is
(A) a partnership to an affiliated partnership or to its partners or former partners in accordance with partnership interests, (B) a corporation to its stockholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

            (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

          THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A 180-DAY LOCKUP IN CONNECTION WITH AN INITIAL PUBLIC OFFERING AS SET FORTH IN THE INVESTOR RIGHTS AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 under the Securities Act except in unusual circumstances.

          (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2  This Section 2.2 is intentionally left blank.

     2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or debt securities or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (a) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders of the Registrable Securities issued or issuable upon conversion of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock; and third, to the Holders of the remaining Registrable Securities. Within each of the foregoing first, second and third tranche, the allocation shall be on a pro rata basis based on the total number of Registrable Securities in such tranche held by such Holders. No such reduction shall reduce the amount of securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence and provided that the underwriter may, at its sole discretion, limit the amount that may be offered by a Founder who is also an officer or director of the Company at the time. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

          (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 2.5 hereof.

     2.4 Form S-3 Registration. Subject to the conditions of this Section 2.4, if the Company shall receive a written request from the Investors holding at least 15% of the Registrable Securities then outstanding and held by the Investors and their permitted assigns that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders, joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

               (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders;

               (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one million dollars ($1,000,000);

               (iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a public offering; provided that the Company makes reasonable good efforts to cause such registration statement to become effective;

               (iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make a public offering within ninety
(90) days; or

               (v) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

          (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2.4 shall not be counted as registrations effected pursuant to Section 2.3.

     2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration under Section
2.3 or the first three (3) registrations under Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

     2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders holding a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

          (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

     2.7 Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect five
(5) years after the date of the Company's Initial Offering. In addition, a Holder's registration rights shall expire six months after the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act if (a) such Holder (together with its affiliates, partners and former partners) holds less than 5% of the Company's outstanding Common Stock (treating all share of convertible Preferred Stock on an as converted basis) and (b) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

     2.8  Delay of Registration; Furnishing Information.

          (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

          (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.4, whichever is applicable.

     2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.3 or 2.4:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder, provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the persons asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus provided to such Holder or such underwriter (or such person controlling such Holder or such underwriter) by the Company (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

          (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall the amounts payable in indemnity by a Holder under this Section 2.9 (b) in respect of a Violation exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

          (c)  Promptly after receipt by an indemnified party under this Section
2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

          (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall the amounts payable in indemnity by a Holder under Section 2.9 (b) and/or pursuant to this Section 2.9(d) in respect of a Violation exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

           (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

           (f)  The obligations of the Company and Holders under this Section
2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is an affiliate, affiliated partnership, subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, or (c) acquires at least nine hundred thousand (900,000) shares of the Company's outstanding Common Stock (on an as-converted basis and as adjusted for recapitalizations, stock splits, stock dividends and the like); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

     2.11 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) Investors holding at least a majority of the Registrable Securities held by the Investors then outstanding and (iii) Investors holding at least a majority of the Registrable Securities issued or issuable upon conversion of the Series B and Series C Preferred Stock. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.12 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of (i) Investors holding a majority of the Registrable Securities held by the Investors and then outstanding and (ii) Investors holding at least a majority of the Registrable Securities issued or issuable upon conversion of the Series B and Series C Preferred Stock, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under this Section 2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to make a demand registration to the Company.

     2.13 "Market Stand-Off" Agreement; Agreement to Furnish Information. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

     (i)    such agreement shall apply only to the Company's Initial Offering;

     (ii) such agreement shall not apply to any shares of Common Stock (or other securities) purchased in the Initial Offering or purchased in the open market following the Initial Offering; and

     (iii) all officers and directors of the Company who hold capital stock or rights to acquire capital stock of the Company and greater than five percent (5%) stockholders of the Company enter into similar agreements.

     Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     2.14 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

          (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.  COVENANTS OF THE COMPANY.

     3.1 Basic Financial Information and Reporting. The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor holding at least nine hundred thousand (900,000) shares of Registrable Securities (as adjusted for recapitalizations, stock splits, stock dividends and the like) (each, a "Major Investor") an audited balance sheet of the Company, as at the end of such fiscal year, and an audited statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

          (b) The Company will furnish each Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within sixty (60) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

          (c) The Company will furnish each Investor holding at least one million one hundred thousand (1,100,000) shares of Registrable Securities (as adjusted for recapitalizations, stock splits, stock dividends and the like) (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

     3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this
Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

     3.3 Confidentiality of Records. Each Investor agrees to use, and to use its reasonable commercial efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

     3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

     3.5 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver the Company's standard form of Proprietary Information and Inventions Agreement, the current form of which has been provided to counsel for the Investors.

     3.6 Corporate Governance. As provided by applicable corporate law, the Board of Directors will have oversight responsibilities for corporate governance of the Company, including strategic direction, review of annual strategic plans and budget, and executive compensation.

     3.7  Section 1202 Compliance. The Company shall:

          (a) comply with the reporting and record keeping requirements, if any, of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), and any regulations promulgated thereunder; and

          (b) not take any action that would cause the Series B Preferred Stock (or the Common Stock issuable upon conversion thereof) to lose its status as "qualified small business stock" within the meaning of the Code, including, without limitation, taking any of the following actions:

               (i) purchasing, within the two-year period beginning one year prior to the date of issuance of any Company stock to Investors, an amount of its own stock (within the meaning of Section 1202(c)(3) of the Code) having an aggregate value at the time(s) of purchase exceeding five percent (5%) of the aggregate value of all of its outstanding stock determined as of the start of such period, except as permitted in Treasury Regulation Section 1.1202-2(b) and
(d) with respect to certain events (including termination of services, death, disability, mental incompetency or divorce);

               (ii) conducting any of the following businesses (as defined for purposes of Section 1202(e)(3) of the Code):

     A. any business involving the performance of services in the fields of law, accounting, actuarial science, performing arts, athletics or brokerage services;

     B.  any banking or insurance business;

     C. any farming business (including the business of raising or harvesting trees);

     D. any business involving the production or extraction of natural resources with respect to which a deduction is allowable under Section 613 or 613A of the Code; or

     E. any business of operating a hotel, motel, restaurant or similar establishment;

               (iii) permitting more than ten percent (10%) of the value of its assets to consist of stock issued by other companies (other than stock of companies that qualify as subsidiaries of the Company within the meaning of
Section 1202(e)(5) of the Code or stock that is held as working capital or reasonably expected to be sold within two years to finance research and experimentation within the meaning of Section 1202(e)(6) of the Code);

               (iv) permitting more than ten percent (10%) of the value of its assets to consist of real property that is not used in the active conduct of a qualified trade or business within the meaning of Sections 1202(e)(3), and 1202(e)(7) of the Code;

               (v) making an election under Section 936 of the Code (relating to the Puerto Rico and possessions tax credit) or permitting a subsidiary to make such an election; or

               (vi) in a single transaction or series of related transactions, raising capital through the issuance of securities or the incurrence of indebtedness if such transaction or series of related transactions would cause the Company to fail to satisfy the active business requirement set forth in
Section 1202(e)(1) of the Code by virtue of holding excess cash or investment assets.

     Notwithstanding anything to the contrary in this Section 3.7, the Company shall not be obligated to take any action or refrain from taking any action which the Company has determined, in good faith, is not in its best business interests.

     For purposes of the foregoing, any valuation or other determination (including, without limitation, a determination that a specific course of action does not constitute that conduct of a business described in Section 3.7(b)(ii) above) made by the Company's Board of Directors in good faith or for which there was, at the time made, a reasonable basis in law or fact shall be conclusive.

     3.8   Termination of Covenants. All covenants of the Company contained in
Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to a firmly underwritten public offering of shares of Common Stock for a total offering of not less than $40 million (before deduction of underwriters commissions and expenses) (a "Qualified Offering") and (ii) upon (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or (B) a sale of all or substantially all of the assets of the Company (a "Change in Control").

     3.9 Directors and Officers Indemnification. The Company represents that it has provisions in its certificate of incorporation or bylaws for the indemnification of officers and directors to the full extent permitted by law and covenants to keep such indemnification in place for so long as any representative(s) of the holders of the Shares serves on the Company's Board of Directors.

     3.10 Board of Directors. The Company, the Investors and the Founders hereby agree as follows with respect to the Company's Board of Directors:

           (a) At the Closing (as such term is defined in the Series C Agreement), the size of the Company's Board of Directors shall be set at five
(5) directors.

           (b) With respect to the members of the Company's Board of Directors that the Company's Restated Certificate of Incorporation provides are to be elected by the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock (voting together as a single class, and not as separate series, and on an as-converted basis) (the "Combined Board Members"), the Investors and the Founders hereby agree to vote all of their shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock now owned or hereafter acquired in favor of the election of only such persons as shall be (i) designated by the holders of at least a majority of the Common Stock (voting as a separate class), (ii) designated by the holders of at least a majority of the Series A Preferred Stock (voting as a separate class), and (iii) designated by the holders of at least a majority of the Series B Preferred Stock and Series C Preferred Stock (voting together).

          (c) It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Section 3.10 by any other party, that this Section 3.10 shall be specifically enforceable, and that any breach or threatened breach of this Section 3.10 shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

SECTION 4.  RIGHTS OF PARTICIPATION.

     4.1 Subsequent Offerings. Except as set forth on Exhibit A, each Major Investor who is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act shall have a right of participation to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Major Investor's pro rata share is equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) which such Major Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or
(iv) any such warrant or right.

     4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

     4.3 Issuance of Equity Securities to Other Persons. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares. The Major Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Major Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investor's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

     4.4 Termination of Rights of Participation. The rights of participation established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) effective date of the registration statement pertaining to the Company's Qualified Offering and (ii) a Change in Control.

     4.5 Transfer of Rights of Participation. The rights of participation of each Investor holding rights under this Section 4 may be transferred subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

     4.6  Excluded Securities. The rights of participation established by this
Section 4 shall have no application to any of the following Equity Securities:

          (a) any Equity Securities issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

          (b) any Equity Securities issued pursuant to any rights, agreements, options and warrants outstanding or issued as of the date of this Agreement; and any Equity Securities issued pursuant to any rights, agreements, options or warrants granted after the date of this Agreement; provided that either the rights of participation established by this Section 4 applied with respect to the initial sale or grant by the Company of such rights, agreements, options or warrants or such rights, agreements, options or warrants constituted Excluded Securities pursuant to this Section 4.6 at the time of issuance;

          (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

          (d) any Equity Securities issued in connection with any stock split, stock dividend or recapitalization by the Company;

          (e)  shares of Common Stock issued upon conversion of the Shares;

          (f) any Equity Securities issued pursuant to any equipment leasing arrangement, or commercial credit arrangement from a bank or similar financial institution and such issuances are primarily for other than non-equity financing purposes;

          (g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

          (h) any Equity Securities issued in connection with strategic transactions that include a commercial relationship involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that such strategic transactions and the issuance of Equity Securities pursuant thereto has been approved by the Company's Board of Directors.

SECTION 5.  MISCELLANEOUS.

     5.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely in the State of California by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

     5.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Investor and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time: provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     5.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     5.5 Amendment and Waiver. This Agreement and any term hereof may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) holders of a majority of the Registrable Securities then outstanding and not sold to the public held by the Investors provided, however, that with respect to Section 2 only, the written consent of the Company and a majority of the Registrable Securities then outstanding and not sold to the public held by the Investors and the Founders as a group shall be required, and (iii) holders of a majority of the Registrable Securities issued or issuable upon a conversion of Series B and Series C Preferred Stock; provided, however, that in the event that such amendment or waiver adversely affects the obligation and/or rights of any such Holders in a different manner than the other Holders, such amendment or waiver shall also require the written consent of a majority in the interest of such Holders adversely affected. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities, and the Company.

     5.6 Notices, Etc. Any notice, demand, offer, request or other communication required or permitted to be given by either the Company or an Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service or (v) four (4) days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses provided to the Company (which the Company agrees to disclose to the other parties upon request) or such other address as a party may request by notifying the other in writing.

     5.7 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement.

     5.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     5.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     5.10 Aggregation of Stock. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purposes of determining the availability of any rights under this Agreement.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



COMPANY:





LOUDCLOUD, INC.

a Delaware corporation


/s/ Ben Horowitz
----------------------------------------
Signature of Authorized Signatory

Ben Horowitz, CEO
----------------------------------------
Print Name and Title



        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

"FOUNDERS"




                              /s/ Marc L. Andreessen
                              -----------------------------------
                              Marc L. Andreessen


                              /s/ Benjamin A. Horowitz
                              -----------------------------------
                              Benjamin A. Horowitz


                              /s/ Timothy A. Howes
                              ------------------------------------
                              Timothy A. Howes


                              /s/ In Sik Rhee
                              ------------------------------------
                              In Sik Rhee




        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

"INVESTORS"                                         ANDREESSEN 1996 LIVING TRUST



                                    /s/ Mark L. Andreessen
                                    -------------------------------------
                                    Signature of Authorized Signatory


                                    -------------------------------------
                                    Print Name and Title




                                    /s/ Charles J. Katz, Jr.
                                    -------------------------------------
                                    Katz Family Ventures, LLC


                                    /s/ Scott H. Dunlap
                                    --------------------------------------
                                    Scott Howard Dunlap


                                    /s/ Debra Ann Casados
                                    --------------------------------------
                                    Debra Ann Casados


                                    /s/ Michael I. Green
                                    --------------------------------------
                                    Michael I. Green


                                    /s/ Timothy A. Howes
                                    --------------------------------------
                                    Timothy Alan Howes


                                    /s/ Jason P. Rosenthal
                                    -------------------------------------
                                    Jason Philip Rosenthal


        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

                                         COMPANY:

                                         LOUDCLOUD, INC.
                                         A Delaware Corporation

                                         _________________________________
                                         Signature of Authorized Signatory

                                         _________________________________
                                         Print Name and Title

                                         "INVESTORS"
                                         BENCHMARK CAPITAL
                                         PARTNERS IV, L.P.

                                         as nominee for
                                         Benchmark Capital Partners IV, L.P.
                                         Benchmark Founders' Fund IV, L.P.
                                         Benchmark Founders' Fund IV-A, L.P
                                         and related individuals


                                    By:  Benchmark Capital Management Co.
                                         IV, L.L.C.
                                         its general partner


                                    By:  /s/ Andrew S. Rachleff
                                         ---------------------------------------
                                         Managing Member

                                         FOUNDERS:

                                         _________________________________
                                         Marc Andreessen

                                         _________________________________
                                         Benjamin A. Horowitz

                                         _________________________________
                                         Timothy A. Howes

                                         _________________________________
                                         In Sik Rhee


        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

"INVESTORS"                              CAPITAL RESEARCH AND
                                         MANAGEMENT COMPANY

                                         on behalf of

                                         The Growth Fund of America, Inc.


                                         /s/ [Illegible]^^
                                         ------------------------------
                                         Signature of Authorized Signatory

                                         ______________________________
                                         Print Name and Title




                                         CAPITAL RESEARCH AND
                                         MANAGEMENT COMPANY

                                         on behalf of

                                         The New Economy Fund



                                         /s/ [Illegible]^^
                                         ------------------------------
                                         Signature of Authorized Signatory

                                         ______________________________
                                         Print Name and Title



        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Emerging Technology Portfolio
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Gary Tanaka
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Gary Tanaka, Attorney-in-fact
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Amerindo Internet Fund PLC
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Gary Tanaka
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Gary Tanaka, Manager
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:

                                              Amerindo Technology
        LOUDCLOUD, INC.                        Growth Fund II Inc.
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Gary Tanaka
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Gary Tanaka, Director
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Vertex Capital II LLC
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Matthew Fitzmaurice
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Matthew Fitzmaurice, Manager
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Vertex Capital III LLC
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Matthew Fitzmaurice
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Matthew Fitzmaurice, Manager
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       James Stableford
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ James Stableford
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  James Stableford
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Daniel F. Chapey
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Daniel F. Chapey
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Daniel F. Chapey
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       William F. Hartfiel
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ William F. Hartfiel
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  William F. Hartfiel, III
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Mitchell Bartlett
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Mitchell Bartlett
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Mitchell P. Bartlett
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Krista Bessinger
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Krista Bessinger
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Krista Bessinger
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.

                                              __________________________________
        A Delaware corporation                Print Name of Investor


                                              /s/ Joaquin Garcia-Larrieu
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Joaquin Garcia-Larrieu
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.
                                              __________________________________
        A Delaware corporation                Print Name of Investor


                                              /s/ Marc Weiss
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                                  Marc Weiss
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE

"INVESTORS"                              CHARTER GROWTH CAPITAL II,
                                         L.P.


                                    By:  CGC Partners II, L.P.


                                         /s/ Steven P. Bird
                                         -------------------------------
                                         Steven P. Bird



                                         CGC INVESTORS II QP, L.P.


                                    By:  CGC Partners II, L.P.



                                         /s/ Steven P. Bird
                                         -------------------------------
                                         Steven P. Bird



                                         CGC INVESTORS II A, L.P.


                                    By:  CGC Partners II, L.P.


                                         /s/ Steven P. Bird
                                         -------------------------------
                                         Steven P. Bird


        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

        IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Octane Capital Fund I, L.P.
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Emeric McDonald, Manager
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                              Emeric McDonald, Manager
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


         AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Aurora Technology Fund
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Rachel E. Hyman
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                              Rachel E. Hyman, Manager
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title




                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


         AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


        COMPANY:                              INVESTORS:


        LOUDCLOUD, INC.                       Aurora Technology Fund III
                                              ----------------------------------
        A Delaware corporation                Print Name of Investor


                                              /s/ Rachel E. Hyman
        _________________________________     ----------------------------------
        Signature of Authorized Signatory     Signature of Authorized Signatory

                                              Rachel E. Hyman, Manager
        _________________________________     ----------------------------------
        Print Name and Title                  Print Name and Title





                                              FOUNDERS:




                                              __________________________________
                                              Marc Andreessen

                                              __________________________________
                                              Benjamin A. Horowitz

                                              __________________________________
                                              Timothy A. Howes

                                              __________________________________
                                              In Sik Rhee


         AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

     "INVESTORS"                             Angel Investors II, L.P.
                                        By:  ArchAngel II, LLC its general
                                             partner




                                             /s/ J. Casey McGlynn
                                             -----------------------------
                                             J. Casey McGlynn
                                             Its Member


                                             Angel(Q) Investors II, L.P.
                                        By:  ArchAngel II, LLC its general
                                             partner




                                             /s/ J. Casey McGlynn
                                             -----------------------------
                                             J. Casey McGlynn
                                             Its Member


        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

     "INVESTORS"                        RONALD & GAYLE CONWAY
                                        AS TRUSTEES OF THE
                                        CONWAY FAMILY TRUST
                                        DATED 9/25/96
                                        ---------------------------------
                                        Print Name of Investor


                                        /s/ Ronald Conway
                                        ---------------------------------
                                        Signature of Authorized Signatory


                                        _________________________________
                                        Print Name and Title

        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

     "INVESTORS"                   OTHER INVESTORS




                                   INTEGRAL CAPITAL PARTNERS V, L.P.

                                   By Integral Capital Management V, LLC,
                                   its General Partner



                                   By: /s/ Glen T. Kacher
                                      ----------------------------------
                                           Glen T. Kacher, a Manager




                                   INTEGRAL CAPITAL PARTNERS V SIDE
                                   FUND, L.P.

                                   By ICP Management V, LLC, its General Partner



                                   By: /s/ Glen T. Kacher
                                      ----------------------------------
                                           Glen T. Kacher, a Manager



        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

     "INVESTORS"                   OTHER INVESTORS




                                   CKEI, LLC

                                   By CKE Associates, LLC
                                   Its Managing Member



                                   /s/ Michael S. Ovitz
                                   ----------------------------------
                                   Michael S. Ovitz
                                   Its President





        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

     "INVESTORS"                        OTHER INVESTORS


                                        Synergy Partners
                                        ---------------------------------------
                                        Print Name of Investor


                                        /s/ Jason P. Rosenthal
                                        ---------------------------------------
                                        Signature of Authorized Signatory


                                        Jason P. Rosenthal (General Partner)
                                        ---------------------------------------
                                        Print Name and Title


        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

     "INVESTORS"                        OTHER INVESTORS


                                        Roderick M. Sherwood III
                                        ----------------------------------
                                        Print Name of Investor


                                        /s/ Roderick M. Sherwood III
                                        ----------------------------------
                                        Signature of Authorized Signatory

                                        Roderick M. Sherwood III
                                        Executive Vice President
                                        & Chief Financial Officer
                                        ----------------------------------
                                        Print Name and Title


        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

     "INVESTORS"                        OTHER INVESTORS


                                        Innovation Investments, LLC
                                        ----------------------------------
                                        Print Name of Investor


                                        /s/ Eric Greenberg
                                        ----------------------------------
                                        Signature of Authorized Signatory

                                        Eric Greenberg, MNG. Member
                                        ----------------------------------
                                        Print Name and Title


        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

     "INVESTORS"                        OTHER INVESTORS


                                        Leonard Armato
                                        ----------------------------------
                                        Print Name of Investor


                                        /s/ Leonard Armato
                                        ----------------------------------
                                        Signature of Authorized Signatory


                                        __________________________________
                                        Print Name and Title


        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

     "INVESTORS"                        OTHER INVESTORS


                                        Shaquille O'Neal
                                        ----------------------------------
                                        Print Name of Investor


                                        /s/ Shaquille O'Neal
                                        ----------------------------------
                                        Signature of Authorized Signatory


                                        ----------------------------------
                                        Print Name and Title


        [AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

                                   EXHIBIT A

                             SCHEDULE OF INVESTORS



Michael G. Mohr or Marc L. Andreessen (Trustees), Andreessen 1996 Living Trust

Eric Hahn              (Mr. Hahn shall have a right of participation under
                       Section 4 with respect to 25% of the shares held by Mr.
                       Hahn.)

Michael Homer Trust    (Mr. Homer shall have no rights of participation under
                       Section 4).

WS Investment Company 99B and affiliated individuals


Benchmark Capital Partners IV, L.P., as nominee for Benchmark Capital Partners IV, L.P.,
Benchmark Founders' Fund IV, L.P., Benchmark Founders' Fund IV-A, L.P. and related individuals

Ben Horowitz

Timothy A. Howes

In Sik Rhee

Jonathan Heiliger

Attractor Ventures LLC

Paul Santinelli, Jr.

Angel (Q) Investors II, L.P.

David Weiden

Capital Research and Management Company on behalf of The Growth Fund of America, Inc.

Capital Research and Management Company on behalf of The New Economy Fund

Amerindo Investment Advisors

Amerindo Technology Growth Fund II Inc.

Amerindo Internet Fund PLC

Emerging Technology Portfolio

Vertex Capital II, LLC

Vertex Capital III, LLC

William F. Hartfiel, III

Marc Weiss

Mitchell P. Bartlett

Daniel Chapey

James Stableford

Krista Bessinger

Joaquin Garcia Larrieu

Charter Growth Capital II, L.P.

CGC Investors II QP, L.P.

CGC Investors II A, L.P.

Octane Capital Fund I, L.P.

Aurora Technology Fund III, LLC

Aurora Technology Fund, LLC

Angel Investors II, L.P.

Ronald & Gayle Conway as Trustees of the Conway Family Trust Dated 9/25/96

Integral Capital Partners V, L.P.

Integral Capital Partners V Side Fund, L.P.

CKEI, LLC

Katz Family Ventures, LLC

Scott Howard Dunlap

Debra Ann Casados

Michael I. Green

Jason Philip Rosenthal

Synergy Partners

Roderick M. Sherwood III & Gretchen W. Sherwood JTWROS

Innovation Investments, LLC

Shaquille O'Neal

Leonard Armato

                                   EXHIBIT B

                             SCHEDULE OF FOUNDERS


Marc Andreessen

Benjamin A. Horowitz

Timothy A. Howes

In Sik Rhee